Second Quarter of Fiscal 2020 Earnings Call May 7, 2020 ©2020 Cabot Microelectronics Corporation

Safe Harbor Statement The information contained in and discussed during this presentation may include “forward- looking statements” within the meaning of federal securities regulations. These forward- looking statements involve a number of risks, uncertainties, and other factors, including those described in Cabot Microelectronics’ filings with the Securities and Exchange Commission (SEC), that could cause actual results to differ materially from those described by these forward-looking statements. Cabot Microelectronics Corporation assumes no obligation to update this forward-looking information. 2 ©2020 Cabot Microelectronics Corporation

COVID-19 Impact › No significant impact on operations to date • The health and well-being of our employees continues to be our highest priority • Cabot Microelectronics is considered an “essential business” • All manufacturing facilities continue to operate • We have taken proactive steps to develop and implement protocols to prevent and contain the spread of COVID-19 • We are partnering with local communities to donate supplies to support front-line workers • We are focused on the implementation of measured and phased “return to work” plans › Uncertain short-term industry outlook Electronic Materials Pipeline Performance ~80% of total revenue ~15% of total revenue • Semiconductor fabs are running at high utilization • Reduced global economic activity and lower rates demand for oil • Memory and logic chip inventories appear to be • Industry analysts expect U.S. oil production to below peak levels decline due to reduced demand • Increased focus on cloud and enterprise • Global demand for oil is expected to start to connectivity, and “stay-at-home” technologies recover as restrictions are lifted, but the impact • Uncertainty over consumer spending on production and transportation of oil is uncertain › Strong financial position and liquidity • Strong free cash flow generation • Drew down $150 million on our revolving credit facility as a precautionary measure • Net Debt to EBITDA of 2.1x Data reflects rounded values 3 ©2020 Cabot Microelectronics Corporation

Second Quarter Highlights › Record revenue of $284M, up 7% versus prior year • Electronic Materials revenue increased 3% due to growth in CMP slurries as a result of solid demand from foundry and logic customers, and stabilization in memory • Performance Materials revenue increased 24% due to growth in pipeline performance products and higher revenue in wood treatment › Revenue was essentially flat sequentially • Slightly lower Electronic Materials revenue due to a decline in CMP slurries • Higher Performance Materials revenue due to higher wood treatment revenue, primarily due to price increases › Net income was $32.9M, or $1.11 per diluted share; adjusted net income was $52.1M, or $1.75 per diluted share, which is 13% higher than adjusted EPS in the prior year * › Adjusted EBITDA* of $86M was essentially flat year over year, and represents 30.2% of revenue Data reflects rounded values *Refer to the Company’s second quarter fiscal 2020 press release for information about these non-GAAP financial measures and reconciliations of these non-GAAP measures to their most comparable GAAP measure. 4 ©2020 Cabot Microelectronics Corporation

Financial Details Reported Adjusted Results* Comments on Adjusted Results 2020 Q2 2019 Q2 2020 Q2 2019 Q2 Higher revenue in Electronic Materials and Revenue $284.2M $265.4M $284.2M $265.4M Performance Materials (+) Increase in revenue Gross Margin 42.6% 43.3% 43.9% 46.3% (-) Timing of certain manufacturing costs (reversal from prior quarter) Net Income $32.9M $27.1M $52.1M $45.7M (+) Lower interest and income tax expenses (-) Higher selling, general and administrative expenses, primarily due to increased accruals for short-term incentive Diluted EPS $1.11 $0.92 $1.75 $1.55 compensation EBITDA -------- -------- $85.9M $85.5M EBITDA Margin -------- -------- 30.2% 32.2% Data reflects rounded values * Refer to the Company’s second quarter fiscal 2020 press release for information about these non-GAAP financial measures and reconciliations of these non-GAAP measures to their most comparable GAAP measure. 5 ©2020 Cabot Microelectronics Corporation

Segment and Business Revenue 2020 Q2 2019 Q2 Total Revenue $284M $265M Electronic Materials $219M $213M CMP slurries $120M $110M CMP pads $21M $24M Electronic chemicals $78M $79M Performance Materials $65M $53M Quarter Highlights: • CMP slurries benefited from solid demand from foundry and logic customers as well as stabilized demand from memory customers; strong growth in tungsten slurries • CMP pads revenue was negatively impacted by industry softness and reduced customer demand • Electronic chemicals revenue was driven by leading technologies, but offset by lower demand from legacy applications • Performance Materials revenue growth was driven by pipeline performance and wood treatment, partially offset by lower QED revenue Data reflects rounded values 6 ©2020 Cabot Microelectronics Corporation

Segment Financial Details 2020 Q2 2019 Q2 Electronic Materials Revenue $219M $213M Adjusted EBITDA* $70M $75M Adjusted EBITDA Margin 32% 35% Performance Materials Revenue $65M $53M Adjusted EBITDA* $30M $23M Adjusted EBITDA Margin 46% 43% Year over year comparisons impacted by updated methodology for assigning corporate allocations as more of the corporate costs moved directly into the segments in fiscal 2020 to better reflect the true costs within the businesses. Data reflects rounded values *Adjusted EBITDA for the Electronic Materials and Performance Materials segments is presented in conformity with Accounting Standards Codification Topic 280, Segment Reporting. This measure is reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance. For these reasons, this measure is excluded from the definition of non-GAAP financial measures under the SEC’s Regulation G and Item 10(e) of Regulation S-K. 7 ©2020 Cabot Microelectronics Corporation

Balance Sheet and Cash Flow as of March 31, 2020 Total Liquidity $600 › Strong cash position • Cash balance $341M $500 • $50M available on revolving credit facility $400 › YTD operating cash flow $112M $300 › YTD uses of cash $ millions • Capital expenditures $59M $200 • Dividends $25M • Debt prepayment $18M $100 • Share repurchases $20M › YTD free cash flow1 $53M $0 Q2 FY18 Q2 FY19 Q2 FY20 › Total debt of $1,075M Cash and cash equivalents KMG acquisition and debt paydown Available revolving credit facility • Net debt $734M • Still targeting ~2x Net Debt/EBITDA by the end of FY20 After Q2 FY18, $120M of cash was used for KMG acquisition and $140M of cash was used for debt repayment Data reflects rounded values 1Free cash flow is operating cash flow less capital expenditures 8 ©2020 Cabot Microelectronics Corporation

Current Financial Guidance 2020 Q3 FY2020 Electronic Materials Revenue Approximately flat* Segment Performance Materials Revenue Down 10% to 15%* Approximately flat to down low Revenue single digits* Adjusted EBITDA Withdrawn Depreciation and Amortization** $40M-$45M Total Company Interest Expense ~$11M $43M-$44M Tax Rate*** 22%-25% Capital Expenditures $100M-$130M Data reflects rounded values *Based on sequential changes compared to second quarter of fiscal 2020; guidance is based on company’s current estimations, and the ongoing volatile nature of COVID-19 and its impact on the economy and industries, as well as uncertainty in the oil and gas sector, could cause different outcomes **Excludes approximately $90 million in amortization of intangibles related to acquisitions ***Excludes tax impact from acquisition-related expenses 9 ©2020 Cabot Microelectronics Corporation

Appendix ©2020 Cabot Microelectronics Corporation

Reconciliation of Selected GAAP Financial Data to Adjusted Financial Data Three Months Ended March 31, 2020 (in thousands, except percentage and per share data) Reported gross profit $121,102 Reported gross margin 42.6% Adjustments(1) 3,617 Adjusted gross profit $124,719 Adjusted gross margin 43.9% Operating expenses $69,439 Adjustments(1) ($21,123) Adjusted operating expenses $48,316 Reported net income $32,899 Adjustments(1) 19,224 Adjusted net income $52,123 Reported diluted earnings per share $1.11 Adjustments(1) 0.64 Adjusted diluted earnings per share $1.75 EBITDA $83,203 Adjustments(1) 2,728 Adjusted EBITDA $85,931 1 Primarily reflects the elimination of the impact of non-recurring acquisition and integration related costs, acquisition-related amortization expenses, the effect of the enactment of the Tax Cuts and Jobs Act in December 2017 in the United States (“tax act”) and the newly issued final regulations related to the tax act, the effect of certain costs related to a warehouse fire at KMG-Bernuth in Tuscaloosa, Alabama, and costs related to COVID-19 pandemic. 11 ©2020 Cabot Microelectronics Corporation

Reconciliation of Selected GAAP Financial Data to Adjusted Financial Data Three Months Ended March 31, 2019 (in thousands, except percentage and per share data) Reported gross profit $114,820 Reported gross margin 43.3% Adjustments(1) 8,046 Adjusted gross profit $122,866 Adjusted gross margin 46.3% Operating expenses $63,106 Adjustments(1) ($16,381) Adjusted operating expenses $46,725 Reported net income $27,137 Adjustments(1) 18,595 Adjusted net income $45,732 Reported diluted earnings per share $0.92 Adjustments(1) 0.63 Adjusted diluted earnings per share $1.55 EBITDA $78,048 Adjustments(1) 7,470 Adjusted EBITDA $85,518 1 Primarily reflects the elimination of the impact of non-recurring acquisition and integration related costs, acquisition-related amortization expenses and charge for fair value write-up of acquired inventory sold. 12 ©2020 Cabot Microelectronics Corporation

Thank you for your interest in Cabot Microelectronics Corporation For additional information, please contact: investor_relations@cabotcmp.com 630.499.2600 ©2020 Cabot Microelectronics Corporation